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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 7, 1999

                              MEDICONSULT.COM, INC.
        (Exact Name of Registration business as Specified in Its Charter)

          Delaware                     333-73059                84-1341886
(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                    Identification Number)

           Jardine House, 33 Reid Street, 4th Floor, Hamilton, Bermuda (Address, including zip code, of Principal Executive Offices)

                                 (441) 296-0736
               (Registrant's telephone number including area code)

                                 Not Applicable
              (Former name or address, if changed from last report)

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Item 5. Other Events.

      On September 7, 1999, Mediconsult.com, Inc. issued the press release attached hereto as Exhibit 99.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        MEDICONSULT.COM, INC.


Date: September 9, 1999                 By:   /s/ E. Michael Ingram
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                                              E. Michael Ingram
                                              Chief Financial Officer
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                                  EXHIBIT INDEX

99.   Press release dated September 7, 1999